Securities and Exchange Commission

                       Washington D.C. 20549


                             Form 8-K

                           Current Report


                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


           Date Of Report(Date of the earliest event reported)





                            November 30, 1995

                           ____________________


                             The Stephan Co.



   Florida                       1-4436               59-0676812
 (State or other             (Commission File      (I.R.S. Employer
  jurisdiction of                Number)             Identification
  incorporation)                                        Number)


               1850 W. McNab Road
            Fort Lauderdale, Florida                     33309
    (Address of principal executive offices)          (Zip Code)



                             (305) 971-0600
         (Registrant's telephone number, including area code)













ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


   (b) On November 29, 1995, The Board of Directors of the Registrant appointed Deloitte & Touche LLP as independent auditors for the year-ending December 31, 1995. During the years ended December 31, 1993 and 1994, and the subsequent interim period to the date hereof, the Registrant did not consult Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K. See the report of Registrant on Form 8-K and related amendments, for October 12, 1995, which reported the resignation of the Registrant's previous independent auditors.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

   (a)  Financial Statements of Business Required.

None

   (b)  Pro Forma Financial Information.

None

   (c)  Exhibits.
None



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on November 30, 1995.


The Stephan Co.

By:


David Spiegel
Chief Financial Officer